                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                            Helen of Troy Limited
               -----------------------------------------------
              (Name of Registrant as Specified In Its Charter)


           ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amont on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

         2)      Form, Schedule or Registration Statement No.:

         3)      Filing Party:

         4)      Date Filed:

                             HELEN OF TROY LIMITED

                               6827 MARKET AVENUE
                             EL PASO, TEXAS  79915

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 27, 1996

         Notice is hereby given that the Annual Meeting of the Shareholders of Helen of Troy Limited, a Bermuda company, will be held at the El Paso Marriott, 1600 Airway Blvd., El Paso, Texas on Tuesday, August 27, 1996 at 1:00 p.m., Mountain Daylight Time, for the following purposes:

         1.      To elect a board of seven directors;

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         A record of shareholders who will be entitled to notice of or to vote at the meeting has been taken as of the close of business on July 3, 1996. You are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the meeting.

         If you do not expect to be present in person at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope which has been provided for your convenience. The prompt return of proxies will insure a quorum and save the Company the expense of further solicitation.

   You are cordially invited and encouraged to attend the meeting in person.


                                           GERALD J. RUBIN
                                           Chairman of the Board



El Paso, Texas
July 12, 1996



                                   IMPORTANT
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                             HELEN OF TROY LIMITED

                           PRINCIPAL EXECUTIVE OFFICE
                               6827 MARKET AVENUE
                             EL PASO, TEXAS  79915
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 27, 1996

                            SOLICITATION OF PROXIES

      The accompanying proxy is solicited by the Board of Directors of Helen of Troy Limited (the "Company") for use at its Annual Meeting of Shareholders to be held at the El Paso Marriott, 1600 Airway Blvd., El Paso, Texas, on Tuesday, August 27, 1996 at 1:00 p.m., Mountain Daylight Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy may be revoked by filing written notice of revocation or an executed proxy bearing a later date with the Secretary of the Company any time before exercise of the proxy. A shareholder giving a proxy may attend the Meeting and vote in person. Forms of proxy and proxy statements are to be mailed on or about July 12, 1996.

      The Annual Report to Shareholders for the year ended February 29, 1996, ("fiscal 1996"), including financial statements, is enclosed. It does not form any part of the material provided for the solicitation of proxies.

      The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit the return of proxies by telephone and personal interview. Forms of proxy and proxy material may also be distributed through brokers, custodians and like parties to beneficial owners of the Company's common stock, par value $.10 per share (the "Common Stock") for which the Company will, upon request, reimburse the forwarding expense.


                               VOTING SECURITIES

      The close of business on July 3, 1996 was the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting. At the record date, there were 13,021,662 issued and outstanding shares of Common Stock, entitled to one vote per share ( the number of shares has been adjusted to reflect the 2-for-1 stock split which was paid on July 1,
1996).

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth as of April 30, 1996, the beneficial ownership of common stock of the directors, all officers and directors of the Company as a group, and each person known to the Company to be the beneficial owner of more than 5% of its outstanding common stock (number of shares have been adjusted to reflect the 2-for-1 stock split which was paid on July 1,
1996):

       NAME                                             NUMBER OF SHARES                        PERCENT
- --------------------------------------------------------------------------------------------------------
Gerald J. Rubin (1)(2)(3)(4)                                 2,291,756                             16.4%
  6827 Market Avenue
  El Paso, Texas  79915

Byron H. Rubin                                                    -                                  -

Aaron M. Shenkman (3)                                          479,226                              3.4%

Daniel C. Montano                                                 -                                  -

Gary B. Abromovitz                                               1,000                               -

Stanlee N. Rubin (4)                                              -                                  -

Christopher L. Carameros                                          -                                  -

All directors and officers as
a group (15 persons)(3)                                      3,087,094                             22.0%

Fidelity Management and Research                             1,605,200                             11.5%
  Company (5)
  82 Devonshire Street
  Boston, Massachusetts 02109

Neumeier Investment Counsel (6)                              1,058,800                              7.6%
  26435 Carmel Rancho Blvd.
  Carmel, California 93923

David L. Babson & Company, Inc (7)                             994,600                              7.1%
  One Memorial Drive
  Cambridge, Massachusetts 02142

Brinson Partners (8)                                           949,700                              6.8%
  209 South LaSalle
  Chicago, Illinois 60604

Neuberger & Berman (9)                                         888,000                              6.3%
  605 Third Avenue
  New York, NY 10158


(1) Does not include 72,000 shares in a trust for the children of Gerald J. Rubin and Stanlee N. Rubin in which they disclaim any beneficial ownership.

(2) Includes 166,188 shares in the case of Mr. Gerald J. Rubin held beneficially through a partnership in which Gerald J. Rubin is a partner.

(3) Includes 650,000 shares in the case of Gerald J. Rubin, 100,000 shares in the case of Aaron M. Shenkman and 1,045,112 shares in the case of all directors and officers which are issuable pursuant to options which are exercisable within sixty days of April 30, 1996.

(4) Includes 1,475,568 shares and all stock options granted which are subject to a one-half undivided community property interest with Stanlee
       N. Rubin.


(5) As extracted from Form 13G filed as of February 14, 1996, by Fidelity Management and Research Company, this represents sole investment power for 1,605,200 shares and sole voting power for no shares.

(6) As extracted from Form 13G filed February 6, 1996, by Neumeier Investment Counsel, this represents sole investment power for 1,058,800 shares and sole voting power for 714,650 shares.

(7) As extracted from Form 13G filed as of February 12, 1996 by David L. Babson & Company, Inc., this represents sole investment power for 994,600 shares and sole voting power for 718,800.

(8) As extracted from Form 13G filed as of February 9, 1996, by Brinson Partners, Inc., this represents shared investment power for 949,700 shares and sole voting power for no shares.

(9) As extracted from Form 13G filed as of February 12, 1996, by Neuberger & Berman L.P., this represents shared investment power for 888,000 shares and sole voting power for 154,800 shares.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The Bye-Laws of the Company state that the number of directors of the Company shall not be less than two directors. Accordingly, the Board of Directors has determined by resolution that the current number of directors shall be seven; therefore, proxies cannot be voted for more persons than the number of nominees named. Each director elected shall serve as a director until the next annual meeting of shareholders, or until his or her successor is elected and qualified.

      The seven persons named below are management's nominees for election as directors. Further information with respect to each nominee is set forth in the following:

      Directors and executive officers each serve for a one year term or until their successors are elected and qualified to serve. Gerald J. Rubin and Byron
H. Rubin are brothers.

      Set forth below are descriptions of the principal occupations during at least the past five years of the directors and executive officers of the company.

       Gerald J. Rubin, founder of Helen of Troy Corporation, has been the Chairman and Chief Executive Officer of the Company since December 1993 and of Helen of Troy Corporation since 1984. Mr. Rubin has been a Director of the Company since December 1993 and of Helen of Troy Corporation since 1969.

       Aaron M. Shenkman, has been the Deputy Chairman, President and Chief Operating Officer of the Company since December 1993 and President and Chief Operating Officer of Helen of Troy Corporation since 1984. Mr. Shenkman has been a Director of the Company since December 1993 and of Helen of Troy Corporation since 1975. Mr. Shenkman is a Director of Craftmade International, Inc., a public corporation.

       Daniel C. Montano, has been a Director of the Company since December 1993 and of Helen of Troy Corporation since 1980. He has been Director of Investment Banking at Brook Street Securities since January of 1995. Mr. Montano was President and a Director of Montano Securities Corporation from 1979 to January 1995. He is subject to a cease-and- desist order pursuant to
Section 8A of the Securities Act ordering him to permanently cease and desist from committing or causing any violation, and from committing or causing any future violation, of Sections 5(b)(1) and 17(a)(2) and (3) of the Securities Act.

       Byron H. Rubin, has been a Director of the Company since December 1993 and of Helen of Troy Corporation since 1981. He has been a partner in the firm Integrated Financial of Texas, an insurance and tax planning firm in Dallas, Texas since 1979.

       Stanlee N. Rubin, is the wife of Gerald J. Rubin, Chairman of the Board of Directors. She has been a Director of the Company since December 1993 and of Helen of Troy Corporation since 1990. Mrs. Rubin is active in civil and charitable organizations. She is a member of the University of Texas at El Paso Board of Development. She is presently on the Board of Directors of the Alumni Association of the University of Texas at El Paso, The National Conference of Christians and Jews and the El Paso Symphony Guild.

       Gary B. Abromovitz, has been a Director of the Company since December 1993 and of Helen of Troy Corporation since 1990. He has been a partner in the law offices of Bonn/Abromovitz Law Firm in Phoenix, Arizona since 1990. From 1985 to 1989, he was Of Counsel to the law firm Bonn & Anderson in Phoenix, Arizona.

       Christopher L. Carameros, has been a Director of the Company since December 1993 and of Helen of Troy Corporation since June 1993. He currently is an officer, director and minority shareholder of Cactus Apparel Inc., an apparel manufacturing company. He also serves as a Director of Farah Incorporated.

       Except as indicated above, none of the directors of the Company is a director of any other publicly held company.


               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      The Company has an Executive Committee which during fiscal 1996 consisted of Mr. Gerald J. Rubin and Mr. Aaron M. Shenkman. The Executive Committee has the power to exercise all of the authority of the Board of Directors in the management of the business and affairs of the Company, except to the extent provided in the Company's bye-laws and by applicable law. All actions and resolutions of the Executive Committee are reported to the Board of Directors at the next meeting of the Board for its review, approval and ratification.
The Executive Committee meets periodically during the year but no resolutions were adopted nor were any formal meetings held during fiscal 1996.


      The Company has an Audit Committee which during fiscal 1996 consisted of Mr. Gary B. Abromovitz, Mr. Daniel C. Montano and Mr. Christopher L. Carameros. The Audit Committee is responsible for evaluating accounting and control procedures and practices of the Company and reporting on such matters to the Board of Directors. The Audit Committee serves as a direct liaison with the Company's independent public accountants and recommends the engagement or discharge of such accountants. The Audit Committee meets periodically with the Chief Financial Officer, other appropriate officers of the Company and the Company's independent public accountants to review the Company's financial and accounting systems, accounting and financial controls, reports by the independent public accountants, proposed accounting changes and financial statements and opinions on such financial statements. The Audit Committee met or unanimously voted on resolutions one time during fiscal 1996.

      The Company has a Nominating Committee which during fiscal 1996 consisted of Mr. Gerald J. Rubin and Mr. Aaron M. Shenkman. The Nominating Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to the Board or Board Committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill Board and Board Committee positions. The Nominating Committee meets periodically during the year, but no resolutions were adopted nor were any formal meetings held during fiscal 1996. The Nominating Committee will consider candidates recommended by employees and shareholders. Written suggestions for candidates accompanied by a written consent of the proposed candidate to serve as a director if nominated and elected, a description of his or her qualifications and other relevant biographical information should be sent in by March 7th of the year preceding the next Annual Meeting to the Secretary of the Company, 6827 Market Avenue, El Paso, Texas 79915.

      The Company has a Compensation and Options Committee which during fiscal 1996 consisted of Mr. Daniel C. Montano and Mr. Gary Abromovitz. The Compensation and Options Committee reviews and makes recommendations to the Board of Directors on officer and senior employee compensation, grants of stock options under the Company's stock option plans and generally oversees matters relating to compensation of employees of the Company. The Compensation and Options Committee met or unanimously voted on resolutions one time during fiscal 1996.

      The full Board of Directors met or unanimously voted on resolutions 4 times during fiscal 1996. Each of the directors attended or acted upon at least seventy-five percent of the aggregate number of Board of Director meetings, consents, and Board of Director Committee meetings or consents held or acted upon during fiscal 1996.

                             EXECUTIVE COMPENSATION

       The following table sets forth the summary of compensation paid to the Company's Chief Executive Officer and its other Executive Officers during fiscal years 1994 through 1996 (number of shares have been adjusted to reflect the 2- for-1 stock split which was paid on July 1, 1996).

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM        ALL OTHER
                                        ANNUAL COMPENSATION                         COMPENSATION     COMPENSATION($)
                         ----------------------------------------------------       ------------     ------------
                                                                    OTHER
NAME AND                                                            ANNUAL
PRINCIPAL                                                        COMPENSATION        OPTIONS/
POSITION                 YEAR      SALARY ($)     BONUS ($)           $              SARS (#)
- --------                 ----      ----------     ----------    -------------        --------
Gerald J. Rubin          1996        $600,000       $262,000    $     -0-             600,000        $15,363(1)(2)(4)
Chairman and Chief       1995         571,403          -0-       2,389,238(3)           -0-            5,748(2)
Executive Officer        1994         557,564          -0-            -0-               -0-            5,428(2)

Aaron M. Shenkman        1996         540,071        150,000     1,105,640(3)         300,000          4,481(1)(2)
President and Chief      1995         514,353          -0-       2,607,109(3)           -0-            3,234(2)
Operating Officer        1994         501,808          -0-            -0-               -0-            3,049(2)

Sam L. Henry             1996         188,343         24,485          -0-              40,000          3,761(1)(2)
Senior Vice-President    1995         179,375         17,900        65,813(3)          10,000          2,558(1)(2)
Finance                  1994         175,000          -0-            -0-               -0-            2,330(1)(2)

(1) These amounts represent the Company's contributions to Helen of Troy Corporation's 401(k) Profit Sharing Plan.

(2) Amounts representing premiums for life insurance or the economic benefit of split dollar policies paid by the Company for life insurance arrangements on behalf of the Executive Officer.

(3) The amounts represent the income attributable to the individuals for the exercise of non-qualified stock options which were originally granted in fiscal 1990 and 1989. The Company did not make cash payments. Instead shares of stock were issued to the individuals.

(4) Amounts representing the annual lease value of a vehicle provided by the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                               ASSUMED ANNUAL RATES OF
                                                                               STOCK PRICE APPRECIATION FOR
                           INDIVIDUAL GRANTS                                   OPTION TERM
- ------------------------------------------------------------------------------------------------------------
                    NUMBER OF
                    SECURITIES    % OF TOTAL
                     UNDER-        OPTIONS/
                     LYING           SARS
                    OPTIONS/      GRANTED TO
                      SARS         EMPLOYEES       EXERCISE OF
                    GRANTED        IN FISCAL       BASE PRICE   EXPIRATION
 NAME                  (#)           YEAR            ($/SH)        DATE          5%($)           10%($)
- -----------        ----------     ----------       -----------  ----------     ---------       ----------
G. RUBIN            600,000        51.3%            $9          03/28/05       $3,396,000      $8,606,100
A. SHENKMAN         300,000        25.7%            $9          03/01/05       $1,698,000      $4,303,000
S. HENRY             40,000         3.4%            $9          05/02/05       $  226,400      $  573,740

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                             VALUE OF
                                                               NUMBER OF                    UNEXERCISED
                             SHARES                           UNEXERCISED                  IN-THE-MONEY
                            ACQUIRED                        OPTIONS/SARS AT               OPTIONS/SARS AT
                               ON         VALUE            FISCAL YEAR END (#)         FISCAL YEAR END ($)(1)
                            EXERCISE     REALIZED      --------------------------   --------------------------
NAME                          (#)          ($)         EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
- -----------                ----------   ---------      -----------  -------------   -----------  -------------
G. Rubin                         -              -         450,000      600,000      $3,478,118     $1,500,000
A. Shenkman                 63,460      1,105,640               -      300,000               -        750,000
S. Henry                         -              -          64,750       65,500         378,415        198,660

(1) Based on the closing price of the NASDAQ National Market System - Composite Transactions of the Company's Common Stock on that date ($11.50).


                              EMPLOYMENT CONTRACTS

       The Company has entered into contracts with each of its directors and executive officers to indemnify them against certain fees and expenses incurred in legal proceedings to which the officer or director is made a party by reason of serving as an officer or director of the Company, so long as the party to be indemnified acted in good faith or in a manner reasonably believed to be in or not opposed to the best interests of the Company.

       During the fiscal year ended February 29, 1996, the Company had employment contracts with Messrs. Gerald J. Rubin and Aaron M. Shenkman. The contracts which were effective March 1, 1995, provided for (a) base salaries of $600,000 and $540,000, respectively and (b) a bonus equal to 5% and 4% for Messrs. Rubin and Shenkman, respectively, of adjusted earnings from continuing operations less the base salary of each individual.

      In the event of the death of Messrs. Rubin or Shenkman, all unpaid benefits under these agreements are payable to their estates.

      Gerald J. Rubin's contract renews itself monthly for a new five year term. Gerald J. Rubin's and Aaron M. Shenkman's contracts grant them the right to elect a cash payment of the remainder of their contracts in the event of a merger, consolidation or transfer of all or substantially all of the Company's assets to any unaffiliated company or other person.

      The Company has purchased, pursuant to the terms of the employment contracts, life insurance in the amount of $5.0 million on the life of Gerald
J. Rubin and in the amount of $2.5 million on the life of Aaron M. Shenkman, payable in the event of death to their respective designees. The Company has also purchased three "second to die" life insurance contracts in the cumulative amount of $29.0 million on the lives of Gerald J. Rubin and Stanlee N. Rubin, payable to their respective designee. All of the above policies referred to in this paragraph are Split Dollar policies, which provide for the return of premiums advanced by the Company to be reimbursed to the Company upon death of the insured(s).

                             DIRECTOR COMPENSATION

      Each director who is not an employee or officer of the Company received a fee of $3,000 for each meeting of the Board of Directors attended, together with travel and lodging expenses incurred in connection therewith. Additional payments of $1,500 were made quarterly to each such director.

    COMPENSATION AND OPTIONS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Byron H Rubin, a Director of the Company is brother of Gerald J. Rubin.

      COMPENSATION AND OPTIONS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation and Options Committee has submitted the following report:

      The Compensation and Options Committee is responsible for developing the Company's executive compensation strategy and for administering the policies and programs that implement this strategy. The Committee is comprised entirely of independent, non-employee directors.

      The executive compensation strategy reflects the Company's fundamental philosophy of aligning the interests of management with the long-term performance of the Company and offering competitive compensation opportunities based on each individual's contribution to the achievement of shareholder value. This strategy is designed to attract and retain employees with outstanding qualifications and experience.

      The three elements of the Company's executive compensation strategy, all determined by corporate and individual performance, are:

          Base salary

          Annual incentive compensation

          Long-term incentive compensation

      Total compensation opportunities are competitive with those offered by a range of comparable companies and are intended to align management interests more closely with shareholder interests. The companies which the Compensation and Options Committee has reviewed in determining competitive compensation are those of its primary competitors. Some of these competitors are private companies and are therefore not included in the stock performance graph.

      Base salary for Gerald J. Rubin (Chief Executive Officer) and Aaron M. Shenkman for fiscal 1996 was based on the long-term employment contracts of such individuals with the Company. See "Executive Compensation-Employment Contracts." Base salary for the remaining executive officers is determined by the skills and experience required by the position, the impact of the individual on the Company and the performance and potential of the individual.

      Annual incentive compensation consists of cash bonuses. The amount of cash bonuses for Gerald J. Rubin and Aaron M. Shenkman are based on their employment contracts with the Company. During fiscal 1996, the Company awarded bonuses of $262,000 and $150,000 to Messrs. Gerald J. Rubin and Aaron M. Shenkman, respectively.

      The amount of cash bonuses for the remaining executive officers is determined based on the pre-tax earnings of the Corporation. A maximum bonus amount up to 25% of the executive's annual base salary is determined for each executive. A portion of the bonus is earned as the Corporation's pre-tax earnings exceed a minimum base amount determined as of the beginning of each fiscal year and the earned portion of the bonus increases as pre-tax earnings exceed this base amount. The bonus listed in the Summary Compensation Table for fiscal 1996 for executive officers other than Messrs. Rubin and Shenkman are for bonuses earned during fiscal 1996 and paid in fiscal 1997. It is anticipated that bonuses will be paid to these executive officers for fiscal 1997.

      Long-term incentive compensation consists of the Company's stock option plans. Stock options are granted based on the position of the executive officer, and Company and individual performance. During fiscal 1996, 600,000 and 300,000 shares of the Company's Common Stock were awarded pursuant to stock options to Gerald J. Rubin and Aaron M. Shenkman, respectively.

      Executive officers are provided with an opportunity for ownership positions in the Company's Common Stock through the stock option plan. This opportunity for ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong linkage between the Company's management and shareholders.

      As stated above, the compensation to the Company's Chief Executive Officer, Gerald J. Rubin during fiscal 1996 consisted of base salary, annual incentive compensation and long-term incentive compensation. All of the factors discussed above in this report were taken into consideration by the Compensation and Options Committee in determining the total compensation for Mr. Rubin for fiscal 1996.

          Gary B. Abromovitz (Chairman)
          Daniel C. Montano

      The foregoing report of the Compensation and Options Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Act.

                   HELEN OF TROY FIVE YEAR PERFORMANCE GRAPH

       The graph below compares the cumulative total return of the Company to the NASDAQ Market Index and a Peer Group Index.





       The graph is made of the followig data:


                                           1996             1995             1994             1993             1992
                                           ----             ----             ----             ----             ----
       Helen of Troy Limited               331.00           288.17           237.54           260.91           223.38

       Peer Group Index                    235.31           178.99           151.89           150.43           132.68

       NASDAQ Market Index                 185.93           134.65           141.04           110.69           110.51





                     ASSUMES $100 INVESTED ON MARCH 1, 1991
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING FEB. 29, 1996

(1) The peer group used was the Dow Jones Industry Companies - Cosmetics, Personal Care Products.

                          TRANSACTIONS WITH MANAGEMENT

      Bryon H. Rubin, a Director of the Company, has earned ordinary insurance agent's commissions in connection with the Company's group health, life and disability insurance as well as in connection with certain life insurance policies on its officers. During fiscal 1996 his commissions received from polices sold to the company approximated $40,000.


                             STOCKHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the next annual meeting must be received at the executive offices of the Company by March 7, 1997, for inclusion in the proxy statement and form of proxy of the Company.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      No action is to be taken with respect to the selection or approval of independent public accountant for the Company. KPMG Peat Marwick LLP has served as independent public accountants for the Company since 1978. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he desires to do so, and he is also expected to be available to respond to appropriate questions.


                                 OTHER MATTERS

      The Board of Directors knows of no matters to be presented at the Annual Meeting other than the election of directors. If other matters properly come before the Meeting or any adjournment thereof, the holders of the proxies are authorized to vote on these matters in accordance with management's discretion.

                             YOUR VOTE IS IMPORTANT

      You are encouraged to let us know your preference by completing and returning the enclosed proxy card.





                                                      Gerald J. Rubin
                                                      Chairman of the Board

HELEN OF TROY                   ----------
LIMITED                           PROXY
                                ----------
Annual Meeting of Shareholders
August 27, 1996

             Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Gerald J. Rubin and Aaron M. Shenkman or either of them, as Proxies with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 27, 1996, at 1:00 p.m., Mountain Daylight Time, at the El Paso Marriott Hotel, 1600 Airway Blvd., El Paso, Texas, and any adjournment thereof, and to vote all the shares of Common Stock of the Company that the undersigned is entitled to vote on the following matters:

1.  THE ELECTION OF DIRECTORS

    FOR ALL NOMINEES LISTED BELOW
    (except as marked to the contrary below) [ ]

    WITHOUT AUTHORITY
    to vote for all nominees below           [ ]

(INSTRUCTION:  To withhold authority to vote for any individual, strike a line through the nominee's name on the list below.)

 Gerald J. Rubin    Aaron M. Shenkman    Byron H. Rubin    Daniel C. Montano

       Stanlee N. Rubin    Christopher Carameros    Gary B. Abromovitz


2. IN THEIR DISCRETION, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING

                   For [ ]     Against [ ]     Abstain [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH MANAGEMENT'S DISCRETION AS TO ANY OTHER MATTERS.

- ----------------------------------------IMPORTANT: Please date this proxy and sign exactly as your name or names
                                        appear thereon. If stock is held
                                        jointly, signature should include both
                                        names. Executors, administrators,
                                        trustees, guardians, and others signing
                                        in the representative capacity, please
                                        so indicate when signing.

DATED              , 1996
     --------------                     --------------------------------
                                        Signature
- ----------------------------------
PLEASE SIGN, DATE AND RETURN THIS
PROXY PROMPTLY IN THE ACCOMPANYING
ENVELOPE.
- ----------------------------------      --------------------------------
                                        Signature if held jointly